                                                                   EXHIBIT 10.34


                            COMPS INFOSYSTEMS, INC.


                      1998 SUPPLEMENTAL STOCK OPTION PLAN
                    FORM OF NOTICE OF GRANT OF STOCK OPTION
                    ---------------------------------------

          Notice is hereby given of the following option grant (the "Option") to purchase shares of the Class B Common Stock of COMPS InfoSystems, Inc. (the "Corporation"):

Optionee:  _________________
--------

Grant Date:  _______________
----------

Vesting Commencement Date:  __________________
-------------------------

Exercise Price:  $____ per share
--------------

Number of Option Shares:   _________ shares of Class B Common Stock as Incentive
-----------------------    Stock Option Shares; and


                           _________ shares of Class B Common Stock as Non-Statutory Stock Option Shares

Expiration Date:  ____________
---------------

Type of Option:
--------------
                           _____  Incentive Stock Option

                           _____  Non-Statutory Stock Option

Date Exercisable:  ________________
----------------

Vesting Schedule:  The shares of the Corporation's Class B Common Stock subject
----------------
to this option (the "Option Shares") shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall accordingly lapse, with respect to (i) 20% of the Incentive Stock Option Shares on the Vesting Commencement Date, (ii) 100% of the Non-Statutory Stock Option Shares on the Vesting Commencement Date and (ii) the remaining 80% of the Incentive Stock Option Shares shall vest in successive equal monthly installments over a forty-eight (48) month period commencing on January 1, 1999.

          Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Corporation's 1998 Supplemental Option Plan (the "Plan").

          Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Purchase Agreements attached hereto as Exhibit C. Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit D.

          REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

          No Employment or Service Contract.  Nothing in this Notice or in the
          ---------------------------------
attached Incentive Stock Option Agreement, Non-Statutory Option Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

          Definitions.  All capitalized terms in this Notice shall have the
          -----------
meaning assigned to them in this Notice or in the attached Incentive Stock Option Agreement or Non-Statutory Option Agreement.

DATED:  ___________, 1998

                              COMPS INFOSYSTEMS, INC.


                              ---------------------------------------
                              Christopher A. Crane, President


                              OPTIONEE:


                              ---------------------------------------


Attachments (Not Included):
---------------------------
EXHIBIT A - INCENTIVE STOCK OPTION AGREEMENT (NOT INCLUDED)
EXHIBIT B - NON-STATUTORY OPTION AGREEMENT
EXHIBIT C - STOCK PURCHASE AGREEMENT (NOT INCLUDED)
EXHIBIT D - 1998 SUPPLEMENTAL OPTION PLAN (NOT INCLUDED)

                                   Exhibit B

                      NON-QUALIFIED STOCK OPTION AGREEMENT

          THIS AGREEMENT, dated ___________, 199_ is made by and between COMPS InfoSystems, Inc., a Delaware corporation hereinafter referred to as "Company," and _____________, hereinafter referred to as "Optionee":

          WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $.0l par value non-voting Class B Common Stock; and

          WHEREAS, the Board of Directors of the Company has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Option provided for herein to the Optionee, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

          Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

1.1.  Administrator
----  -------------

          "Administrator" shall mean:  the Board.

1.2.  Board
----  -----

          "Board" shall mean the Board of Directors of the Company.

1.3.  Code
----  ----

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

1.4.  Committee
----  ---------

          "Committee" shall mean the Stock Option Committee of the Board.

1.5.  Common Stock
----  ------------

          "Common Stock" shall mean the Company's non-voting Class B Common Stock, par value $.0l per share.

1.6.  Company
----  -------

          "Company" shall mean COMPS InfoSystems, Inc.

1.7.  Exchange Act
----  ------------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

1.8.  Initial Public Offering
----  -----------------------

          "Initial Public Offering" shall mean the closing of the sale of the Company's securities pursuant to an underwritten public offering.

1.9.  Option
----  ------

          "Option" shall mean the non-qualified option to purchase Common Stock of the Company granted under this Agreement.

1.10.  Rule 16b-3
-----  ----------

          "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

1.11.  Secretary
-----  ---------

          "Secretary" shall mean the Secretary of the Company.

1.12.  Securities Act
-----  --------------

          "Securities Act" shall mean the Securities Act of 1933, as amended.


                                  ARTICLE II.
                                GRANT OF OPTION

2.1.  Grant of Option
----  ---------------

          On the date hereof the Company irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of __________ shares of its $.0l par value non-voting Class B Common Stock upon the terms and conditions set forth in this Agreement.

2.2.  Purchase Price
----  --------------

          The purchase price of the shares of stock covered by the Option shall be $.__ per share without commission or other charge.

2.3.  Adjustments in Option
----  ---------------------

          In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of shares, the Administrator shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share. Any such adjustment made by the Administrator shall be final and binding upon the Optionee, the Company and all other interested persons.


                                  ARTICLE III.
                            PERIOD OF EXERCISABILITY

3.1.  Commencement of Exercisability
----  ------------------------------

          The Option shall become exercisable immediately upon execution and delivery of this Agreement.

3.2.  Duration of Exercisability
----  --------------------------

          The Option shall remain exercisable until it becomes unexercisable under Section 3.3.

3.3.  Expiration of Option
----  --------------------

          The Option may not be exercised to any extent by anyone after the first to occur of the following events:

          (a) The expiration of ten (10) years from the date the Option was granted; or

          (b) The expiration of one (1) year from the date of the Optionee's death; or

          (c) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Administrator waives this provision in connection with such transaction. At least ten (10) days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Administrator shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3.

                                  ARTICLE IV.
                               EXERCISE OF OPTION

4.1.  Person Eligible to Exercise
----  ---------------------------

          During the lifetime of the Optionee, only he may exercise the Option or any portion thereof. After the death or incapacity of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

4.2.  Partial Exercise
----  ----------------

          Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than One Thousand (1000) shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

4.3.  Manner of Exercise
----  ------------------

          The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

          (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion, stating that the Option or portion
is thereby exercised, such notice complying with   all applicable rules
established by the Committee; and

               (i) Full payment (by cashiers check or wire transfer) for the shares with respect to which such Option or portion is exercised; or

               (ii) With the consent of the Administrator, (A) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company or (B) subject to the timing requirements of Section 4.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a fair market value on the date of Option exercise equal to the aggregate purchase price of the shares with respect to which such Option or portion is exercised; or

               (iii) With the consent of the Administrator, a promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Administrator. The Administrator may also prescribe the form of such note and the security to be given for such note. That Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

               (iv) With the consent of the Administrator, any combination of the consideration provided in the foregoing subparagraphs (i) - (iii); and

          (b) A bona fide written representation and agreement, in a form satisfactory to the Administrator, signed by the Optionee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

          (c) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; with the consent of the Administrator, (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer, or (ii) subject to the timing requirements of Section 4.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued at fair market value at the date of Option exercise, may be used to make all or part of such payment; and

          (d) In the event the Option or portion shall be exercised pursuant to
Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

4.4.  Certain Timing Requirements
----  ---------------------------

          Shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only (i) during the period beginning on the third (3rd) business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth (12th) business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval of the Administrator) made at least six (6) months prior to the payment of such Option price or withholding taxes.

4.5.  Conditions to Issuance of Stock Certificates
----  --------------------------------------------

          The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

          (d) The payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

          (e) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience.

4.6.  Rights as Shareholder
----  ---------------------

          The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                   ARTICLE V.
                                OTHER PROVISIONS

5.1.  Administration
----  --------------

          The Administrator shall have the power to interpret this Agreement and to adopt such rules for the administration, interpretation and application of this Agreement as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to this Agreement or the Option. In the event that the Administrator is the Committee, the Board shall have no right to exercise any of the rights or duties of the Committee under this Agreement.

5.2.  Option Not Transferable
----  -----------------------

          Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

5.3.  Shares to Be Reserved
----  ---------------------

          The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

5.4.  Notices
----  -------

          Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.5.  Titles
----  ------

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.6.  Construction
----  ------------

          This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware.

5.7.  Conformity to Securities Laws
----  -----------------------------

          The Optionee acknowledges that this Agreement is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, this Agreement shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

5.8.  Restrictions on Transfer of Shares
----  ----------------------------------

          (a) There can be no valid transfer (as hereinafter defined) of any shares of stock purchased on exercise of the Option, or any interest in such shares, by any holder of such shares or interests unless such transfer is solely for cash consideration and is made in compliance with the following provisions:

               (i) Before there can be a valid transfer of any shares or any interest therein, the record holder of the shares to be transferred (the "Offered Shares') shall give written notice (by registered or certified mail) to the Company. Such notice shall specify (i) the bona fide intent of the record holder of the Offered Shares (hereinafter referred to as the "Offeror") to sell or otherwise transfer the Offered Shares to a bona fide third-party transferee (ii) the identity of the proposed transferee, (iii) the number of Offered Shares to be transferred to the proposed transferee,
     (iv) the cash price offered for the Offered Shares by the proposed transferee (the "Offered Price") and (v) the other terms and conditions of the proposed transfer. The date such notice is mailed shall be hereinafter referred to as the "notice date" and the record holder of the Offered Shares shall be hereinafter referred to as the "Offeror."

               (ii) For a period of thirty (30) calendar days after the notice date, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the purchase price and on the terms set forth in subsection (a)(iii) of this Section 5.8. This option shall be exercisable by the Company by mailing (by registered or certified mail) written notice of exercise to the Offeror prior to the end of said thirty
     (30) days.

               (iii) The price at which the Company may purchase the Offered Shares pursuant to the exercise of such option shall be (A) if the notice date is prior to the date of the Initial Public Offering, the Offered Price (as set forth in the notice required under subsection (a)(i) of this Section 5.8), and (B) if the notice date is after the date of the Initial Public Offering, the fair market value of the Offered Shares on the notice date. The Company's notice of exercise of such option shall be accompanied by full payment for the Offered Shares and, upon such payment by the Company, the Company shall acquire full right, title and interest to all of the Offered Shares.

               (iv)   If, and only if, the option given pursuant to subsection
     (a)(ii) of this Section 5.8 is not exercised, the transfer proposed in the notice given pursuant to subsection (a)(i) of this Section 5.8 may take place; provided, however, that such transfer must, in all respects, be exactly as proposed in said notice except that such transfer may not take place either before the tenth (10th) calendar day after the expiration of said thirty-day option exercise period or after the ninetieth (90th) calendar day after the expiration of said thirty-day option exercise period, and if such transfer has not taken place prior to said ninetieth (90th) day, such transfer may not take place without once again complying with subsection (a) of this
     Section 5.8.

          (b) As used in this Section 5.8, the term "transfer" means any sale, encumbrance, pledge, gift or other form of disposition or transfer of shares of the Company's stock or any legal or equitable interest therein; provided, however, that the term "transfer" does not include a transfer of such shares or interests by will or by the applicable laws of descent and distribution or a gift of such shares if the transferee or donee agrees to be bound by the provisions of this Section 5.8.

          (c) None of the shares of the Company's stock purchased on exercise of the Option shall be transferred on the Company's books nor shall the Company recognize any such transfer of any such shares or any interest therein unless and until all applicable provisions of this Section 5.8 have been compiled with in all respects. The certificates of stock evidencing shares of stock purchased on exercise of the Option shall bear an appropriate legend referring to the transfer restrictions imposed by this Section 5.8.

5.9.  Lock-up in Event of Initial Public Offering
----  -------------------------------------------

          The Optionee agrees that, during a period of 180 days from the date of the Initial Public Offering, Optionee will not, without the prior written consent of the underwriter(s) of the Initial Public Offering, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of or transfer, any shares of Common Stock issuable upon exercise of the Option.

5.10  Dispute Resolution
----  ------------------

          Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, that cannot be resolved between the parties in a timely manner shall be resolved by binding arbitration before a single neutral arbitrator in San Diego, California. The arbitrator shall be selected from the American Arbitration Association through its procedures. All rules governing the arbitration shall be the rules as set forth by the American Arbitration Association. The arbitrator is bound to rule only on whether or not there has been a violation of the terms of this Agreement and to render an award, if any, that is consistent with the terms of this Agreement. Neither party to this Agreement is entitled to any legal recourse or rights or remedies other than those provided within this Agreement. Each party will bear one-half of the cost of the arbitration filing and hearing fees, and the cost of the arbitrator.
Each party shall be responsible for its own attorneys' fees, unless otherwise decided by the arbitrator.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                By:  ______________________________
                                     President


                                By:  ______________________________
                                     Secretary

_______________________________
          Optionee

_______________________________

_______________________________
          Address


Optionee's Taxpayer
Identification Number:

_______________________________